FlutiCare™

Fluticasone Propionate Nasal Spray For Allergic Rhinitis

March 5th, 2015

FDA approval for OTC access has not been granted at this point in time. All material presented herein as well as public communication are subject to FDA approval and may change from information presented today.

Safe-Harbor Statement

innovus pharma

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc.'s (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

FDA approval for OTC access has not been granted at this point in time. All material presented herein as well as public communication are subject to FDA approval and may change from information presented today.

Executive Summary

- On February 4th 2015, Innovus Pharma acquired Novalere FP, Inc.
- The acquisition gave Innovus Pharma the right to the worldwide rights to FlutiCare™ OTC in the US and all ex US rights
- The Nasal steroid market is undergoing a change from this product being a prescription product to an OTC product, creating a new >$1 billion OTC nasal steroid category
- The ANDA had been filed in the US, providing Innovus Pharma with the OTC commercial opportunity to launch FlutiCare™ - the nasal steroid product form consumed by most nasal steroid patients since 2007
  - Used by 75% of current nasal steroid Rx patients
  - >150MM units sold in the US since 2007 (44MM in 2013)Nasal steroid market is undergoing a change, creating a new >$1 billion OTC nasal steroid category
- Broad base of consumer targets allows for flexible positioning

Expected Nasal Steroid Market (Est.)

Total Nasal Steroid Market (MM's)


30-Day Equivalized Doses (MM's)
80
70
60
50
40
30
20
10
-
50
Category
CAGR 3%
4.0
+38%
Switch
18.0
72
Pre-switch
Category growth*
Rx-to-OTC Switch Growth
Post switch
2015
2017

Based on historical comparison, we expect the nasal steroid category to be approximately ~72 MM units three years post-switch of Fluticasone

* Includes both OTC and remaining Rx category growth

FlutiCare™ Product Form is the Most Preferred Nasal Steroid Form



>177 million units of FlutiCare™ product form dispensed since 2007



>177M
2M



Only 2 million Flonase® units dispensed since 2007

- FlutiCare™ product form firmly fixed in consumer minds
- Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent

Data on file

Potential Timeline to Launch

innovus pharma

FlutiCare™ Launch




NEW!
FlutiCare
NASAL ALLERGY
RELIEVER

Q4/2014	10/2015	Q4/15 - 1/1/16	Q2 2016
Filing for New ANDA	Begin Pre-approval activities	Currently anticipated approval of New ANDA	FlutiCare™ Expected Launch

FlutiCare™ Basis for Positioning

FlutiCare™ contains the Nasal Steroid active that is Physician Recommended and Consumer Preferred

- ***#1 form used by patients[1]***
- ***#1 nasal steroid active prescribed by physicians[1]***
- ***Familiar to patients, comfort of a known & trusted medicine***
- ***Engrained in patients' allergy management***
- ***Effective and safe***


NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS
innovus pharma
120 METERED SPRAYS
NET WEIGHT 16g

[1]Data for nasal steroids since 2007

Competition

Other Nasal Corticosteroids

- Flonase® – Expected to launch in Q1 2015
  - The branded version of fluticasone propionate as an Rx
  - Expected pricing premium to Nasacort®
  - Expected to be positioned as a more "complete" allergy medicine


FLONASE

- Nasacort® – First to market (OTC) nasal steroid with a different active (less than a 3 share as an RX)
  - Able to market for an entire year without PL competition
  - Aggressive consumer promotion and pricing tactics
  - Positioned as stopping more of what makes you miserable (compared to existing OTC options)


Nasacort
Allergy 24HR

Existing OTC Allergy Products

- "D" allergy combo products
  - (Claritin D®, Zyrtec D®, etc.)
  - Relatively expensive
  - Restricted access BTC


Allegra-D


ZYRTEC D

- OTC Medicated nasal sprays
  - (Afrin®, Dristan®, etc.)
  - Limited usage (< 3 days) less suitable for allergies


Afrin


VICKS
Sinex

- Single ingredient allergy products
  - Inexpensive and accessible
  - Somewhat ineffective, particularly for nasal congestion


Allegra
Allergy


Claritin


ZYRTEC

Consumer Target

innovus pharma

- Primary
  - US Adults that have received and filled a prescription or purchased fluticasone propionate or other nasal steroid as an Rx or OTC
- Secondary
  - Adult OTC users of "D" combination antihistamines that have been hampered by regulation in their efforts to get symptom relief
  - Adult OTC users of existing OTC nasal sprays that have some concern about the negative consequences of extended use of nasal sprays

In-Store Presence Designed To Convert Consumers

innovus pharma


DESIGN 2
A. BASE GRAPHIC FRONTAL VIEW
30" PDQ
FlutiCare
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH NASAL ALLERGY RELIEF WITHOUT A PRESCRIPTION
COUNTER DISPLAY
SKINNY TOWER


ORIGINAL PRESCRIPTION STRENGTH
innovus pharma
FlutiCare
Fluticasone Propionate
Nasal Spray, USP, 50 mcg
NASAL ALLERGY
SYMPTOM RELIEVER
24 HR
RELIEF OF:
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
120 SPRAYS

Strong Retail Acceptance from Both Tier 1 & 2 Retailers

innovus pharma

- Multiple planning meetings held with top tier retailers in anticipation of the earlier launch
- Novalere established as vendor of record across the board for those accounts called on

- Tier 1-85% of Allergy Category Sales

- Tier 2 - 15% of Allergy Category Sales

FlutiCare™ is Well Positioned For Success

innovus pharma

- Nasal steroid market is undergoing a change, creating a new >$1 billion OTC nasal steroid category
- FlutiCare™ – appeals to multiple users and offers an improvement versus existing treatment options
- Multiple opportunities to impact key influencers as well as end users
- Well positioned for success and significant sales with multiple venues for launch

Our Brand

innovus pharma


NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS
innovus pharma
120 METERED SPRAYS
NET WEIGHT 16g

Contact
Bassam Damaj, Ph.D.
President & CEO
or
Lynnette Dillen, CPA
EVP & CFO

+1 858 964-5123
bdamaj@innovuspharma.com
ldillen@innovuspharma.com